UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2020

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 E. Crescent Parkway, Suite 450, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act.

Title of each c lass	Trading Symbol	Name of exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No.1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Scott’s Liquid Gold-Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 1, 2020 (the “July Form 8-K”). The July Form 8-K reported under Item 2.01 that the Company, through its wholly owned subsidiary SLG Chemicals, Inc. (the “Buyer”), entered into an asset purchase agreement (the “Purchase Agreement”) with CR Brands, Inc., a Delaware corporation (“CR Brands”), and Sweep Acquisition Company, a Delaware corporation (“Sweep” and together with CR Brands, “Sellers”), on June 25, 2020. Pursuant to the Purchase Agreement, the Buyer agreed to purchase from Sellers substantially all of the assets, properties, rights and interests of Sellers primarily used in the business of designing, formulating, marketing and selling laundry care products to retail and wholesale customers under the Biz® and Dryel® brand names (the “Business”). The transactions contemplated by the Purchase Agreement were consummated on July 1, 2020 (the “Acquisition”).

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the July Form 8-K.

This Form 8-K/A provides the financial statements and the pro forma financial information as required by Item 9.01 of Form 8-K. No other modification to the July Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the July Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(a)(1)  Financial Statements of Businesses Acquired.

The audited financial statements of the Seller as of and for the year ended December 31, 2019 and December 31, 2018, and the unaudited condensed consolidated financial statements of the Seller as of June 30, 2020, and for the six months ended June 30, 2020 and 2019, respectively, and accompanying notes, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)(1)  Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2019 and for the six months ended June 30, 2020, unaudited pro forma combined balance sheet as of June 30, 2020, and accompanying notes, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d)  Exhibits.

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC Independent Auditors for CRB Holding Company and Subsidiaries as of and for the year ended December 31, 2019.
23.2	Consent of RSM US LLP Independent Auditors for CRB Holding Company and Subsidiaries as of and for the year ended December 31, 2018.
99.1

Audited financial statements of CRB Holding Company and Subsidiaries as of and for the year ended December 31, 2019 and December 31, 2018, and the accompanying notes thereto, and unaudited financial statements of CRB Holding Company and Subsidiaries as of June 30, 2020 and for the six months ended June 30, 2020 and 2019, respectively, and the accompanying notes thereto.

99.2

Unaudited pro forma condensed combined financial statements of Scott’s Liquid Gold-Inc. as of and for the year ended December 31, 2019 and for the six months ended June 30, 2020, and the accompanying notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: September 8, 2020	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki Chief Financial Officer